COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 14—COMMITMENTS AND CONTINGENCIES

Commitments

The Company has entered into certain off-balance sheet commitments that require the future purchase of services (“purchase obligations”). Future payments under noncancelable unconditional purchase obligations as of December 31, 2020 are as follows:

	Amount of Commitment Expiration Per Period
					Total
	Less Than	1-3	3-5	More Than	Amounts
	1 Year	Years	Years	5 Years	Committed

	(In thousands)
Purchase obligations	$45,819	$520	$—	$—	$46,339

Purchase obligations include (i) remaining payments of $14.4 million related to a two-year cloud computing contract that expires in April 2021, (ii) a remaining payment of $13.2 million related to the purchase of a 50% interest in a corporate aircraft that is expected to be made in 2021, (iii) remaining payment of $10.0 million related to the Company’s allocable share of Old IAC’s cloud computing contract, and (iv) payments of $6.9 million related to advertising commitments to be made in 2021. Old IAC had a $150.0 million three-year cloud computing contract of which Old IAC paid $50.0 million in 2019, and $20.0 million and $80.0 million was assigned to the Company and Match Group, respectively, following the MTCH Separation. The Company paid $10.0 million in 2020 and had a related prepaid asset of $9.8 million at December 31, 2020 included in “Other current assets” on the balance sheet.

Contingencies

In the ordinary course of business, the Company is a party to various lawsuits. The Company establishes reserves for specific legal matters when it determines that the likelihood of an unfavorable outcome is probable and the loss is reasonably estimable. Management has also identified certain other legal matters where we believe an unfavorable outcome is not probable and, therefore, no reserve is established. Although management currently believes that resolving claims against us, including claims where an unfavorable outcome is reasonably possible, will not have a material impact on the liquidity, results of operations, or financial condition of the Company, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future. The Company also evaluates other contingent matters, including income and non-income tax contingencies, to assess the likelihood of an unfavorable outcome and estimated extent of potential loss. It is possible that an unfavorable outcome of one or more of these lawsuits or other contingencies could have a material impact on the liquidity, results of operations, or financial condition of the Company. See “Note 3—Income Taxes” for additional information related to income tax contingencies.

Tinder Optionholder Litigation against IAC and MTCH

In August 2018, ten then-current and former employees of Match Group’s Tinder business filed a lawsuit in New York state court against IAC and Match Group. See Sean Rad et al. v. IAC/InterActiveCorp and Match Group, Inc., No. 654038/2018 (Supreme Court, New York County). The complaint alleges that in 2017, the defendants: (i) wrongfully interfered with a contractually established process for the independent valuation of Tinder by two investment banks, resulting in a substantial undervaluation of Tinder and a consequent underpayment to the plaintiffs upon exercise of their stock options, and (ii) then wrongfully merged Tinder into Match Group, thereby depriving the plaintiffs of their contractual right to later valuations of Tinder on a stand‑alone basis. The complaint asserts inter alia claims for breach of contract and interference with contractual relations and prospective economic advantage and seeks compensatory damages in the amount of at least $2 billion, as well as punitive damages. Shortly after filing suit, four plaintiffs who were still employed by Match Group filed a notice of discontinuance of their claims without prejudice, leaving the six former employees as the remaining plaintiffs.

In October 2018, the defendants filed a motion to dismiss the complaint on various grounds, including that the 2017 valuation of Tinder by the investment banks was an expert determination any challenge to which is time-barred under applicable law. In June 2019, the court issued a decision and order granting the motion in part but leaving the plaintiffs’ principal claims intact. The defendants appealed from the partial denial of their motion to dismiss, and in October 2019, the Appellate Division, First Department, affirmed the lower court’s decision. After additional appellate motion practice, in May 2020, the Appellate Division reaffirmed the lower court’s decision on different grounds. In June 2020, the defendants filed a motion for leave to appeal that decision to the Court of Appeals; the Appellate Division denied the motion in July 2020.

In June 2019, the defendants filed a second motion to dismiss or for other relief based upon certain provisions of the plaintiffs’ agreement with a litigation funding firm; that motion remains pending. From July to November 2019, the defendants filed counterclaims against former Tinder CEO Sean Rad for breach of contract and unjust enrichment based upon his alleged misappropriation and unauthorized destruction of confidential company information, unauthorized recording of conversations with company employees, and breach of his non-solicitation obligations. In January 2020, the parties participated in a mediation that did not result in the resolution of the matter.

Document discovery in the case is substantially complete; deposition discovery is nearing completion. In July 2020, the four individuals who earlier had discontinued their claims in the lawsuit commenced arbitration proceedings against IAC and Match Group before the American Arbitration Association in California, asserting the same claims and seeking the same relief as the six remaining plaintiffs in the lawsuit. In September 2020, the defendants filed a motion to stay the trial in the New York lawsuit in favor of the California arbitration; in November 2020, the court denied the motion. In December 2020, the claimants in the California arbitration filed a motion to stay those proceedings in favor of the New York action, in which a trial has been provisionally scheduled for November 2021; in January 2021, the arbitrator denied the motion and provisionally scheduled a hearing on the merits for February 2022. IAC believes that the allegations against it in the New York lawsuit and the California arbitration are without merit and will continue to defend vigorously against them.

Pursuant to the Transaction Agreement (as defined in Note 1-Organization -MTCH Separation), Match Group has agreed to indemnify the Company for matters relating to any business of Match Group, including indemnifying the Company for costs related to the matter described above.